SCHEDULE 14A INFORMATION
      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                        Act of 1934 (Amendment No. ____)

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only (as permitted by Rule
       14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ? 240.14a-11(c) or ? 240.14a-12

                         MIDWEST EXPRESS HOLDINGS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)   Title of each class of securities to which transaction applies:

      2)   Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      4)   Proposed maximum aggregate value of transaction:

      5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)   Amount Previously Paid:

      2)   Form, Schedule or Registration Statement No.:

      3)   Filing Party:

      4)   Date Filed:

                         MIDWEST EXPRESS HOLDINGS, INC.
                            6744 South Howell Avenue
                           Oak Creek, Wisconsin 53154
                                 (414) 570-4000

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON APRIL 24, 2002

To the Shareholders of MIDWEST EXPRESS HOLDINGS, INC.:

       Notice is hereby given that the Annual Meeting of the Shareholders (the "Meeting") of Midwest Express Holdings, Inc. (the "Company") will be held at the Clarion Hotel Airport, 5311 South Howell Avenue, Milwaukee, Wisconsin on Wednesday, April 24, 2002 at 10:00 a.m. CDT, for the following purposes:

       1. To elect four directors to serve for a three-year term to expire at the 2005 Annual Meeting; and

       2. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

       Holders of record of Common Stock of the Company at the close of business on March 8, 2002 will be entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

       A proxy form is enclosed. Please complete it and return it as soon as possible in the postage-paid return envelope provided, even if you plan to attend the Meeting. You retain the right to revoke the proxy at any time before it is actually voted by notice in writing to the Secretary of the Company.

                                            By Order of the Board of Directors,

                                            /s/ Carol N. Skornicka

                                            Carol N. Skornicka
                                            Senior Vice President-Corporate
                                            Development, Secretary and General
                                            Counsel

Milwaukee, Wisconsin
March 22, 2002

                         MIDWEST EXPRESS HOLDINGS, INC.
                            6744 South Howell Avenue
                           Oak Creek, Wisconsin 53154

               Proxy Statement for Annual Meeting of Shareholders
                          To Be Held on April 24, 2002

       This Proxy Statement is furnished beginning on or about March 22, 2002 in connection with the solicitation of proxies by the Board of Directors of Midwest Express Holdings, Inc. (the "Company") to be used at the Annual Meeting of Shareholders (the "Meeting") of the Company, which will be held at 10:00 a.m. CDT, Wednesday, April 24, 2002 at the Clarion Hotel Airport, 5311 South Howell Avenue, Milwaukee, Wisconsin and at any adjournments or postponements thereof.

       Any shareholder attending the Meeting may vote in person whether or not the shareholder has previously filed a proxy. Presence at the Meeting by a shareholder who has signed a proxy does not itself revoke the proxy. Any shareholder giving a proxy may revoke it at any time before it is exercised by delivering notice thereof to the Secretary of the Company in writing or in open meeting. Unless revoked, the shares represented by such proxies will be voted as directed by the shareholders at the Meeting and any adjournments or postponements thereof.

       The record date for shareholders entitled to notice of and to vote at the Meeting is the close of business on March 8, 2002. As of the record date, there were 13,831,796 shares of Common Stock of the Company ("Common Stock") outstanding. Each share of Common Stock is entitled to one vote on each matter to come before the Meeting.

                              ELECTION OF DIRECTORS

       The size of the Board of Directors is currently fixed at 10 members divided into three classes. One class is elected each year to serve for a term of three years. At the Meeting, holders of Common Stock will be entitled to elect four directors. Each of the six directors in the other classes will continue to serve in accordance with their previous elections. Directors will be elected by a plurality of votes cast at the Meeting (assuming a quorum is present). For this purpose, "plurality" means that the individuals receiving the largest number of votes are elected as directors, up to the maximum number of directors to be chosen at the election. Consequently, any shares not voted at the Meeting, whether due to abstentions, broker nonvotes or otherwise, will have no impact on the election of directors.

       Proxies received representing Common Stock will, unless otherwise directed, be voted in favor of the election of each of the four nominees named below to serve as directors until the 2005 Annual Meeting of Shareholders or until their respective successors have qualified and been elected. Pursuant to the Company's Bylaws, written notice of other qualifying nominations by shareholders for election to the Board of Directors must have been received by the Secretary by February 1, 2002. As no notice of any such other nominations was received, no other nominations for election to the Board of Directors may be made by shareholders at the Meeting.

       Listed below are the names of the nominees for election to the Board of Directors at the Meeting for a three-year term and of each director of the Company whose term will continue after the Meeting, together with certain additional information concerning each such nominee and director as of March 8, 2002. As used below, the "Company" refers to Midwest Express Holdings, Inc. and, for the period prior to the formation of Midwest Express Holdings, Inc. in July 1995, to Midwest Express

Airlines, Inc. ("Midwest Express"), which is a wholly owned subsidiary of Midwest Express Holdings, Inc. The four nominees are currently directors of the Company. If any of the nominees should be unable or unwilling to serve, then the proxies, pursuant to the authority granted to them by the Board of Directors, will have discretionary authority to select and vote for substitute nominees. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve.

                       NOMINEES FOR ELECTION AS DIRECTORS

                      Terms Expiring at 2005 Annual Meeting

                                                                                             Director
Name                   Age         Business Experience During Last Five Years                  Since
----                   ---         ------------------------------------------                  -----
Timothy E. Hoeksema     55     Chairman of the Board, President and Chief Executive             1983
                               Officer of the Company since 1983.  Director of The Marcus
                               Corporation and Marshall & Ilsley Corporation.

James G. Grosklaus      66     Retired; Executive Vice President and Director of                1988
                               Kimberly-Clark Corporation (consumer products) from 1986
                               to 1996.

Ulice Payne, Jr.        46     Partner with the law firm of Foley & Lardner since 1998.         1998
                               The Company retained Foley & Lardner to provide various
                               legal services to the Company during 2001 and has retained
                               Foley & Lardner to provide various legal services for
                               2002.  Partner with the law firm of Reinhart, Boerner, Van
                               Deuren, Norris & Rieselbach, S.C. from 1990 to 1998.
                               Director of State Financial Services Corporation, Badger
                               Meter, Inc. and Journal Communications, Inc.

David H. Treitel        47     Chairman and Chief Executive Officer of SH&E, Inc.               1984
                               (aviation consulting) since 1996; President of SH&E, Inc.
                               from 1993 to 1999.  Equity Trustee of Lease Investment
                               Finance Trust since 2001.  Independent Trustee of Aircraft
                               Finance Trust since 1999.


THE BOARD RECOMMENDS THE FOREGOING NOMINEES FOR ELECTION AS DIRECTORS AND URGES EACH SHAREHOLDER TO VOTE "FOR" ALL NOMINEES.

                         DIRECTORS CONTINUING IN OFFICE
                      Terms Expiring at 2004 Annual Meeting

                                                                                           Director
Name                           Age       Business Experience During Last Five Years          Since
----                           ---       ------------------------------------------          -----
John F. Bergstrom              55    Chairman and Chief Executive Officer of Bergstrom       1993
                                     Corporation (automobile sales and leasing) since
                                     1974. Director of Wisconsin Energy Corporation,
                                     Kimberly-Clark Corporation, Sensient Technologies
                                     Corporation and Banta Corporation.

Frederick P. Stratton, Jr.     62    Chairman of the Board of Directors of Briggs &          1988
                                     Stratton Corporation (engine manufacturing). Chairman
                                     and Chief Executive Officer of Briggs & Stratton
                                     Corporation from 1986 to 2001 (retired as Chief
                                     Executive Officer 2001). Director of Bank One
                                     Corporation, Weyco Group, Inc. and Wisconsin Energy
                                     Corporation.

John W. Weekly                 70    Chairman and Chief Executive Officer of Mutual of       1995
                                     Omaha Insurance Company and United of Omaha Life
                                     Insurance Company (insurance companies) since 1998;
                                     and Vice Chairman and Chief Executive Officer since
                                     1997.  Chairman of Companion Life Insurance Company,
                                     Mutual of Omaha Investor Services, Inc. and United
                                     World Life Insurance Company.

                      Terms Expiring at 2003 Annual Meeting

Samuel K. Skinner              63    Chairman, President and Chief Executive Officer of      1998
                                     USFreightways Corp. (transport) since June 2000;
                                     Co-Chairman of the law firm Hopkins & Sutter from
                                     1998 to June 2000; President of Unicom Corporation
                                     and Commonwealth Edison Company from 1993 to 1999.
                                     Director of Arris Corporation, Navigant Consulting,
                                     Inc. and USFreightways Corp.

Elizabeth T. Solberg           62    Regional President and Senior Partner of Fleishman-     2001
                                     Hillard Inc. (public relations) since 1998.  Director
                                     of Generations Bank, Kansas City Life and Ferrellgas.

Richard H. Sonnentag           61    Managing partner of Cobham Group LP (investment         1997
                                     partnership) since 1994.  Private investor since
                                     1990.  Served as a director of Midwest Express from
                                     1983 to 1990.

Committees, Meetings and Attendance

       The Board of Directors of the Company has four standing committees: an Audit Committee, a Compensation Committee, a Board Affairs and Nominating Committee, and an Executive Committee.

       The Audit Committee, which in 2001 met four times in person and four times by telephone, currently consists of Messrs. Sonnentag (Chairman), Grosklaus and Skinner. The Audit Committee exercises the powers of the Board of Directors in connection with the Company's accounting and financial reporting practices, and provides a channel of communication between the Board of Directors and the Company's internal audit function and independent public accountants.

       The Compensation Committee, which met once in 2001, currently consists of Messrs. Bergstrom (Chairman), Stratton and Weekly. The Compensation Committee establishes all forms of compensation for the officers of the Company, administers the Company's benefit plans, reviews and recommends officer selection, responds to Securities and Exchange Commission requirements on compensation committee reports, and performs other functions relating to officer compensation.

       The Board Affairs and Nominating Committee, which met three times in 2001, currently consists of Messrs. Treitel (Chairman), Grosklaus and Payne. The Board Affairs and Nominating Committee recommends nominees for the Company's Board of Directors and reviews qualifications, compensation and benefits for the Board of Directors, and other matters relating to the Board. This committee will consider nominees for director recommended by the shareholders, but has no established procedures that must be followed. The Company's Bylaws require that shareholders give advance notice and furnish certain information to the Company in order to nominate a person for election as a director.

       The Executive Committee, which did not meet in 2001, consists of Messrs. Hoeksema (Chairman), Bergstrom and Stratton. The Executive Committee exercises the full authority of the Board of Directors in the management of the business affairs of the Company to the extent permitted by law or not otherwise limited by the Board of Directors.

       The Board of Directors of the Company held five meetings in 2001. Each director who was a director in 2001 attended at least 75% of the meetings of the Board of Directors and committees on which he or she serves.

Director Compensation

       All directors who are not employees of the Company, any of the Company's subsidiaries or any 10% or greater shareholder of the Company ("Non-employee Directors") are paid an annual retainer and receive a fee of $1,500 for each Board meeting and $500 for each committee meeting that they attend. Pursuant to the Midwest Express Holdings, Inc. 1995 Stock Plan for Outside Directors (the "Director Plan"), the annual retainer is payable in 675 shares of Common Stock for 2001 and 775 shares of Common Stock for 2002 and subsequent fiscal years, and at the election of a director, a portion or all of the meeting and committee fees is also payable in shares of Common Stock. The Director Plan also allows each Non-employee Director to defer the receipt of fees for purposes of deferring recognition of income for tax purposes. Such deferral may be made to a share account for Common Stock granted under the Director Plan or to a cash account for those fees payable, at the Director's election, in cash. Such deferred fees (i) will be treated as invested in Common Stock, and ultimately will be paid in Common

Stock, to the extent such fees would have been paid in Common Stock, or (ii) will otherwise earn a return at market rates. The Directors are reimbursed for expenses incurred in connection with attendance at Board and committee meetings. To encourage directors to stay well informed about the Company's operations and service levels, the Board adopted a Director Travel Policy. Pursuant to the Director Travel Policy, each outside director and his or her spouse and dependent children are (i) eligible to purchase airline tickets at a price equal to the lowest fare structure for a specified flight and (ii) entitled to one free roundtrip ticket per six-month period, in each case, subject to seat availability at the time of reservation.

                    STOCK OWNERSHIP OF MANAGEMENT AND OTHERS

       The following table sets forth, as of March 8, 2002 (unless otherwise indicated), the number of shares of Common Stock beneficially owned by (i) each director of the Company (including the nominees), (ii) each of the executive officers named in the Summary Compensation Table set forth below, (iii) all directors and executive officers of the Company as a group, and (iv) each person known to the Company to be the beneficial owner of more than 5% of the Common Stock. Except as otherwise indicated, persons listed have sole voting and investment power over shares beneficially owned.

                                                                     Percent of
Name of Beneficial Owner                          Shares                Class
------------------------                          ------             -----------

Timothy E. Hoeksema                            496,000(1)(2)             3.5%

Thomas J. Vick                                   6,000(2)                  *

Robert S. Bahlman                               87,087(1)(2)               *

Carol N. Skornicka                             106,846(1)(2)               *

David C. Reeve                                  83,863(1)(2)               *

John F. Bergstrom                               30,645(3)(4)               *

James G. Grosklaus                               8,778(5)                  *

Ulice Payne, Jr.                                   572                     *

Samuel K. Skinner                                4,562(4)                  *

Elizabeth T. Solberg                               675(4)                  *

Richard H. Sonnentag                            19,401(6)                  *

Frederick P. Stratton, Jr.                      46,474(4)                  *

David H. Treitel                                 7,260(4)                  *

John W. Weekly                                   7,007                     *

All directors and executive officers
as a group (21 persons)                      1,009,869(1)(2)(4)          6.9%

State of Wisconsin Investment Board
P.O. Box 7842
Madison, WI  53707                           1,771,600(7)               12.8%

                                                                     Percent of
Name of Beneficial Owner                          Shares                Class
------------------------                          ------             -----------

PRIMECAP Management Company
225 South Lake Avenue #400
Pasadena, CA  91101                          1,684,700(8)               12.3%

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD  21202                         1,381,925(9)                9.9%

Vanguard Horizon Funds and Vanguard
Capital Opportunity Fund
100 Vanguard Blvd.
Malvern, PA  19355                           1,073,000(10)               7.8%

Marshall & Ilsley Corporation
770 North Water Street
Milwaukee, WI  53202                           788,011(11)               5.7%
-------------------------------
* Less than one percent.

(1) Includes shares of Common Stock in which the person or persons noted had an interest under the Midwest Express Airlines Savings & Investment Plan as of December 31, 2001. Such plan's Common Stock fund is a unitized account that is invested in Common Stock and in liquid funds. As of a given date, each participant with an investment in the stock fund has a number of share units, and the participant's interest in Common Stock depends upon the aggregate number of shares of Common Stock held in the stock fund as of that date. Thus, each participant has voting rights with respect to share units based upon the aggregate number of shares held in the stock fund as of the record date for a shareholders' meeting. Each participant has the ability to divest share units through intraplan transfers.

(2) Includes shares of Common Stock that may be purchased under currently exercisable stock options within 60 days of the measurement date, as follows: Mr. Hoeksema, 410,800 shares; Mr. Bahlman, 83,800 shares; Ms. Skornicka, 106,300 shares; Mr. Reeve, 83,800 shares; Mr. Vick, 6,000 shares; and all directors and executive officers as a group, 789,160 shares.

(3) Mr. Bergstrom shares voting and investment control over 4,095 shares that are held in trust for the benefit of Mr. Bergstrom's children.

(4) Includes shares of Common Stock the receipt of which has been deferred by certain Non-employee Directors pursuant to the Director Plan, as follows:
       Mr. Bergstrom, 4,050 shares; Mr. Skinner, 3,410 shares; Ms. Solberg, 675 shares; Mr. Stratton, 6,474 shares; and Mr. Treitel, 6,135 shares.

(5)    Includes 3,258 shares held by Mr. Grosklaus' wife.

(6) Includes 2,475 shares of Common Stock held by the Cobham Group LP, a limited partnership for which Mr. Sonnentag serves as the general partner and a limited partner.

(7) As reported to the Securities and Exchange Commission on Schedule 13G, the State of Wisconsin Investment Board, has sole voting and dispositive power over 1,771,600 shares, as of December 31, 2001.

(8) As reported to the Securities and Exchange Commission on Schedule 13G, PRIMECAP Management, has sole voting power over 611,700 shares and sole dispositive power over 1,684,700 shares, as of October 31, 2000.

(9) As reported to the Securities and Exchange Commission on Schedule 13G, T. Rowe Price Associates, has sole voting power over 404,300 shares and sole dispositive power over 1,381,925 shares, as of December 31, 2001.

(10) As reported to the Securities and Exchange Commission on Schedule 13G, Vanguard Horizon Funds and Vanguard Capital Opportunity Fund have sole voting power over 1,073,000 shares and shared dispositive power over 1,073,000 shares, as of December 31, 2001.

(11) As reported to the Securities and Exchange Commission on Schedule 13G, Marshall & Ilsley has sole voting power over 4,025 shares and sole dispositive power over 3,325 shares, as of December 31, 2001. Marshall & Ilsley also reported shared voting and dispositive power over 783,986 shares, of which it disclaimed beneficial ownership over 781,586 share, as of December 31, 2001.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

       The following table sets forth certain information regarding compensation paid by the Company for each of the Company's last three years to the Company's Chief Executive Officer and each of the Company's four other most highly compensated executive officers during 2001 (collectively, the "named executive officers") for services rendered in all capacities to the Company at any time during such periods.

                                                                                               Long-Term
                                                     Annual Compensation                 Compensation Awards
                                            -----------------------------------------    -------------------
                                                                         Other Annual        Securities
      Name and Principal        Fiscal                                   Compensation        Underlying            All Other
           Position              Year       Salary ($)   Bonus ($)(4)        ($)            Options (#)(1)    Compensation ($)(2)
      ------------------         -----      ----------   ------------        ---            --------------    -------------------
Timothy E. Hoeksema,             2001        $342,000        $25,803         $0                   72,000           $47,410
Chairman of the Board,           2000         355,500         25,803          0                   72,000            35,894
President and Chief Executive    1999         333,000        173,016          0                   76,000             5,000
Officer

Thomas J. Vick,                  2001(3)      147,597              0          0                   20,000            69,959
Senior Vice President and
Chief Marketing Officer

Robert S. Bahlman,               2001         173,004          7,333          0                   20,000            18,788
Senior Vice President, Chief     2000         170,140          7,333          0                   20,000            16,857
Financial Officer and            1999         155,820         49,173          0                   20,800             5,874
Controller

Carol N. Skornicka,              2001         167,496          7,333          0                   20,000            16,890
Senior Vice President -          2000         165,414          7,333          0                   20,000            14,511
Corporate Development,           1999         155,004         49,173          0                   20,800             4,650
Secretary and General Counsel

David C. Reeve,                  2001         169,685          3,385          0                   20,000            19,056
Senior Vice President -          2000         166,634          3,385          0                   20,000            16,200
Operations                       1999         144,804         43,249          0                   20,800             4,344

--------------------------------

(1)    Represents options granted under the Midwest Express Holdings, Inc. 1995 Stock Option Plan.
(2)    The amounts shown for 2001 consist of Midwest Express' contributions under: (i) the Midwest Express Airlines,
       Inc. Retirement Account Plan (Mr. Hoeksema - $24,895, Mr. Vick - $5,017, Mr. Bahlman - $7,817, Ms. Skornicka -
       $12,646 and Mr. Reeve - $12,305); (ii) the Midwest Express Airlines, Inc. Savings & Investment Plan (Mr. Hoeksema
       - $5,250, Mr. Bahlman - $3,893, Ms. Skornicka - $3,769 and Mr. Reeve - $3,848); and (iii) other supplemental retirement arrangements (Mr. Hoeksema - $15,880, Mr. Bahlman - $2,420, Ms. Skornicka - $475 and Mr. Reeve -
       $2,903); and (iv) relocation allowance and related relocation expenses of $64,942 - Mr. Vick; (v) unused vacation payout (Mr. Hoeksema - $1,385 and Mr. Bahlman - $4,658).
(3)    Mr. Vick's employment with the Company began on April 24, 2001.
(4)    The control measures and the Company's failure to meet the minimum shareholder value added threshold in 2001 resulted in no bonus awards being payable with respect to 2001 performance. The 2001 bonus payout represents one-third of the award bank generated by 1998 performance.

Option Grants in 2001

       The following table presents certain information as to grants of options to purchase Common Stock made to each of the named executive officers during 2001 pursuant to the Midwest Express Holdings, Inc. 1995 Stock Option Plan (the "Option Plan").

                              Option Grants in 2001
                                                                                                 Potential Realizable Value
                                                                                                   at Assumed Annual Rates
                                                                                                       of Stock Price
                                                                                                   Appreciation for Option
                                                     Individual Grants                                  Grant Term(1)
                          -------------------------------------------------------------          --------------------------
                                             Percentage
                                              of Total
                             Number of        Options
                            Securities       Granted to      Exercise                          At 5%        At 10%
                            Underlying       Employees       or Base                          Annual        Annual
                              Options        in Fiscal        Price       Expiration          Growth        Growth
          Name                Granted          Year         ($/share)         Date             Rate          Rate
          ----                -------          ----         ---------         ----             ----          ----

    Common Stock(2)
Timothy E. Hoeksema          45,000            12.7%           $19.28       2/21/11           $545,629     $1,382,731
                             27,000             7.6             15.43       4/25/11            262,004        663,969

Thomas J. Vick               20,000             5.7             15.65       4/24/11            196,844        498,841

Robert S. Bahlman            20,000             5.7             19.28       2/21/11            242,502        614,547

Carol N. Skornicka           20,000             5.7             19.28       2/21/11            242,502        614,547
David C. Reeve               20,000             5.7             19.28       2/21/11            242,502        614,547

------------------------------

(1)    This presentation is intended to disclose the potential value that would accrue to the optionee if the options were exercised the day before they would expire and if the per share value had appreciated at the compounded annual rate indicated in each column. The assumed rates of appreciation of 5% and 10% are prescribed by the rules of the Securities and Exchange Commission regarding disclosure of executive compensation. The assumed annual rates of appreciation are not intended to forecast possible future appreciation, if any, with respect to the price of the Common Stock.

(2)    The options to purchase Common Stock reflected in the table (which are nonstatutory stock options for purposes of the Internal Revenue Code of 1986, as amended (the "Code")) were granted effective February 21, 2001, April 24,
       2001 and April 25, 2001 and vest 30% on the first anniversary of the date of grant, another 30% on the second anniversary of the date of grant, and the final 40% on the third anniversary of the date of grant. The options are subject to early vesting in the case of the optionee's death, disability or retirement, or a change of control (as defined in the Option Plan) of the Company.

Aggregated Option Exercises in 2001 and Year-End Option Values

       None of the named executive officers exercised options to acquire Common Stock during 2001. The following table sets forth information regarding the year-end value of unexercised options held by such officers under the Option Plan.

                      Option Values as of December 31, 2001

                                               Number of Securities
                                                    Underlying                   Value of Unexercised
                                                Unexercised Options              in-the-Money Options
                                                  at December 31,                   at December 31,
                                                      2001(#)                         2001($)(1)
                                           ------------------------------    ------------------------------

                                                   Exercisable/                      Exercisable/
         Name                                      Unexercisable                     Unexercisable
         ----                                      -------------                     -------------
Timothy E. Hoeksema                               337,200/152,800                        $742,500/0

Thomas J. Vick                                                0/0                               0/0

Robert S. Bahlman                                   63,480/42,320                               0/0

Carol N. Skornicka                                  85,980/42,320                          13,500/0

David C. Reeve                                      63,480/42,320                               0/0

--------------------------------

(1)    The dollar values are calculated by determining the difference between the fair market value of the underlying stock as of December 31, 2001, which was $14.60, and the exercise price of the options.

Agreements with Named Executive Officers

       The Company has agreements with Mr. Hoeksema, Mr. Vick, Mr. Bahlman, Ms. Skornicka and Mr. Reeve that provide that each such officer is entitled to benefits if, after a change in control (as defined in the agreements) of the Company, such officer's employment is ended through (i) termination by the Company, other than by reason of death or disability or for cause (as defined in the agreements), or (ii) termination by the officer following the first anniversary of the change in control or due to a breach of the agreement by the Company or a significant adverse change in the officer's responsibilities. In general, the benefits provided are: (a) a cash termination payment one to three times the sum of the executive officer's annual salary and highest annual bonus during the three years before the termination, (b) continuation of equivalent hospital, medical, dental, accident, disability and life insurance coverage as in effect at the time of termination, (c) supplemental pension benefits and (d) outplacement services. Each agreement provides that, if any portion of the benefits, under the agreement or under any other agreement would constitute an "excess parachute payment" for purposes of the Code, benefits are reduced so that the executive officer is entitled to receive $1 less than the maximum amount that such officer can receive without becoming subject to the 20% excise tax imposed by the Code, or which the Company may pay without loss of deduction under the Code.

Board Compensation Committee Report on Executive Compensation

Background

       The Compensation Committee of the Board of Directors (the "Compensation Committee") has responsibility to establish the compensation and benefits for officers of the Company, among others.

       A key objective of employee compensation is to ensure that a company delivers compensation that is sufficient to attract and retain qualified employees. Thus, as part of its compensation strategy, every company needs to identify its competitors for executive and other employee talent and where it should position itself relative to the compensation those competitors provide. Generally, the Company's competitors for personnel are others in the airline industry. However, in determining where the Company should position itself with respect to compensation relative to airline competitors and to industry in general, the Company is unusual in that there are no airlines of the same size, sales volume and strategy (services delivered/markets served).

       Given this background, the Compensation Committee believes it is not necessary, appropriate or, based upon available information, practical to state precisely how the Company's compensation should compare to that of other airlines. While the Compensation Committee believes it is appropriate to continue to survey the airline industry and industry in general, it believes the Company should base executive officer and Companywide compensation decisions on Company performance and economic conditions using the following framework:

       1. As the Company has in the past, the Company should continue to work at aligning the total compensation of its employees with industry practice while maintaining a cost structure that will allow the Company to compete, survive and be successful over the long term.

       2. The Company must create and maintain compensation structures that continue to allow the Company to attract and retain a high quality work force.

       3. The Company's total compensation package must recognize and reward the Company's employees for their contributions to the Company's success.

       4. As a publicly traded company, compensation must align the interests of employees with those of the Company's shareholders to further business strategies.

       The Company is a regular participant in two airline industry surveys. An Air Conference survey reflects information concerning salary, benefits and work rules relating to 20 member carriers. This survey is primarily directed at line employee groups (pilots, flight attendants, customer service and reservations representatives, mechanics, inspectors, dispatchers, aircraft cleaners, etc.). The Company also participates in the Salary Information Retrieval System survey conducted by Organization Resources Counselors, Inc. ("ORC"). This survey, which is updated semi-annually, includes major and national airlines. It focuses on management, office and some line positions. However, neither survey reports on executive officer and other senior management compensation. The Company also relies on available market information regarding competitive compensation practices for positions that are not specific to the airline industry.

       In 1996, the Company sponsored an Airline Industry Executive Compensation Survey conducted by ORC (the "1996 ORC Survey"). Eleven airlines of various sizes participated and provided information regarding base pay, annual bonuses and long-term incentive compensation for 26 key executive positions. The results of the 1996 ORC Survey indicated generally that compensation for the Company's officers in 1996 was in line with the airline industry given the Company's size.

       The Company utilized the 1996 ORC Survey findings and calculated average salaries for officer positions using average rates of increase for officer positions for the years 1997, 1998, 1999 and 2000 to arrive at an adjusted market rate of pay. In doing so, the Company utilized generally available market data points on executive compensation inclusive of airline and other industry data collected by Watson Wyatt Data Services and Compensation Resource Group, Inc. The Company also used trend data from the airline industry to provide guidance in determining officer compensation for 1997 through 2000.

       In 2001, for purposes of setting compensation for officers, the Company utilized current market survey data collected by Watson Wyatt Data Services and William M. Mercer in their Top Management Compensation Survey and their Executive Compensation Survey, respectively. These surveys provide data on average salaries (and percentiles), short-term bonus eligibility and level of payment, and long-term bonus eligibility. These surveys also provide general, all-industry data summaries as well as industry-specific summaries.

       The Company also collected compensation data from the EDGAR database of the U.S. Securities and Exchange Commission. This database provides access to proxy statements of all publicly traded companies, which include information regarding executive compensation that those companies paid. The Company used the database to collect compensation data relating to other airlines whose revenue was the same as or greater than the Company's for analysis and comparison.

       Based on the surveys and the results of the Company's analysis of executive compensation that other airlines paid, the Compensation Committee concluded in general that compensation for the Company's officers in 2001 was in need of adjustment given the Company's size and given the levels of executive compensation paid in the airline industry and industry in general.

2001 Compensation

       Base Salary. The approach the Compensation Committee used to establish 2001 compensation for the Company's executive officers generally involved evaluating each position on an objective basis relative to market as reflected in the information described above and establishing a base salary range for each position based upon that evaluation. The Company determined market value for positions by analyzing the amount that other employers pay for experienced employees in comparable positions, using available specific data regarding other actual employers' pay practices and market survey data, and setting market values for the Company's positions based upon this analysis. In considering information concerning other employers' pay practices, the Company did not factor in the performance of individual employers. The resulting market value (or "midpoint") for each position represented the dollar value of base compensation that the Company was willing to pay an experienced employee for competently performing in his or her job. Using the midpoint for each position, the Compensation Committee approved a salary range for each executive officer position, where the minimum salary was 20% below the midpoint, and the maximum salary was 20% above the midpoint. For each individual executive officer, the Compensation Committee established a base salary within the established range based upon an individual's experience, length of service in the position and, most importantly, performance.

       However, given general economic conditions and conditions within the airline industry during 2001, the Company did not adjust base salary midpoints or actual base salaries for any executive officer position.

       Incentive Payments. Incentive payments are an integral part of the Company's compensation approach for several reasons. First, such payments are intended to provide employees with appropriate incentives to reach higher levels of performance. Second, these payments are necessary in light of competitive practice to attract and retain high quality employees. Third, the payments provide the Company with a means to deliver additional compensation to employees as performance justifies such compensation without resulting in increases in the Company's salary structure that become "fixed" costs.

       The Company delivers incentive compensation to executive officers and senior management through the Company's Annual Incentive Plan, which the Compensation Committee administers. The plan provides incentives to create additional shareholder value, or "Shareholder Value Added." Shareholder Value Added is a dollar amount equal to the excess of net operating profit after tax over a calculated cost of the capital employed in the Company. The plan provides that Target Awards under the plan may focus on corporate Shareholder Value Added, subsidiary Shareholder Value Added and/or individual performance measures that drive shareholder value as determined by the Compensation Committee.

       Under the Annual Incentive Plan, for 2001 the Compensation Committee approved for each eligible employee an annual incentive Target Award that represented a percentage of the base salary midpoint for the employee's position. The Target Awards for executive officers ranged from 30% of an officer's midpoint to 75% of an officer's midpoint. The recent generally available information on executive compensation indicates that these Target Award percentages are competitive with respect to airline industry practice. The Annual Incentive Plan does not provide for a maximum award; however, to provide an incentive for executives to remain with the Company, the plan specifies that any awards earned in excess of an employee's Target Award are credited to an account for the participant in an "award bank." A participant's balance in the award bank is subject to forfeiture, and one-third of the balance is payable each year, assuming continued employment.

       For the Company's executive officers for 2001, the Compensation Committee chose a corporate-level Shareholder Value Added objective as the sole performance criterion used for determining the amount that could be paid to each officer in relation to the officer's Target Award. Awards were subject to control measures that prohibited awards in the event the Company failed to meet the minimum operating income threshold established under the Company's Profit Sharing Plan. Awards were also subject to control measures that gave the Compensation Committee the discretion to take into account unusual Company or industry conditions or events and any failure to achieve cost reduction goals. These control measures and the Company's failure to meet the minimum Shareholder Value Added threshold in 2001 resulted in no awards being payable with respect to 2001 performance. Several executive officers did receive a payout of one-third of their award bank balance. The award bank balance was generated by 1998 performance.

       Long-term Compensation. The Compensation Committee intends to rely on awards under its Option Plan to provide long-term incentives to executive officers and senior management, and to align their interests with those of shareholders. Although this is a common form of compensation, it is difficult to compare stock option compensation from one employer to another due to the difficulty in valuing options at the time they are awarded and thereafter. For 2001, the Compensation Committee approved awards of options to executive officers and certain members of senior management, with the sizes of the awards determined relative to the scope of the position and market data without taking into account options previously granted or an officer's shareholdings. All options were granted at fair market value as of the date of grant pursuant to the terms of the Option Plan approved by shareholders.

       Other Compensation. The Company has established other elements of a compensation package for executive officers that include a 401(k) savings plan that has a Company match feature (up to a maximum of $5,250), a defined contribution plan and a supplemental benefit plan. The Compensation Committee believes these elements and their terms are consistent with competitive practice.

Chief Executive Officer Compensation

       The Compensation Committee determined that Mr. Hoeksema's performance in his position has been outstanding. However, given the general economic conditions and the conditions in the airline industry, the Compensation Committee held his 2001 base salary at $360,000, an amount above the base salary midpoint the Compensation Committee previously established for his position, but well within the previously established range. Effective October 1, 2001, Mr. Hoeksema voluntarily imposed a 20% pay reduction to a $288,000 base salary rate. Mr. Hoeksema's annual incentive Target Award under the Annual Incentive Plan for 2001 represented 75% of his base salary midpoint. As noted above, no award was payable based on 2001 Company performance, and Mr. Hoeksema's incentive compensation was limited to payment of one-third of his award bank balance (described above). In 2001, Mr. Hoeksema received options to purchase 72,000 shares on the basis described above.

Section 162(m) Limitations

       Under Section 162(m) of the Code, the tax deduction by corporate taxpayers, such as the Company, is limited with respect to the compensation of certain executive officers unless such compensation is based upon performance objectives meeting certain acceptable criteria or is otherwise excluded from the limitation. The Compensation Committee currently intends to qualify a sufficient amount of compensation to its executive officers so that Section 162(m) of the Code will not adversely impact the Company.

       The foregoing report has been approved by all members of the Compensation Committee.

                           The Compensation Committee
                           John F. Bergstrom, Chairman
                           Frederick P. Stratton, Jr.
                           John W. Weekly

                             Audit Committee Report

       In accordance with the written Audit Committee Charter adopted by the Board of Directors, the Audit Committee of the Board of Directors (the "Audit Committee") exercises the powers of the Board of Directors in connection with the Company's accounting and financial reporting practices, and provides a channel of communication between the Board of Directors and the Company's internal audit function and independent public accountants. Each of the three members of the Audit Committee is independent as that term is defined by the New York Stock Exchange listing standards.

       During fiscal year 2001, the Audit Committee participated in four in-person meetings. In addition, the Audit Committee reviewed the interim financial information contained in each quarterly earnings announcement by telephone with the Chief Executive Officer, Chief Financial Officer and the Company's independent auditors, Deloitte & Touche LLP, prior to public release.

       In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from Deloitte & Touche LLP a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors' independence. The Audit Committee also discussed with management, the internal auditors and the independent auditors the quality and adequacy of the Company's internal controls, and the internal audit function's responsibilities and staffing. The Audit Committee reviewed with both the independent and the internal auditors their audit plans, audit scope and identification of audit risk.

       The Audit Committee discussed and reviewed with Deloitte & Touche LLP all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, Communication with Audit Committees and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements. The Audit Committee also discussed the results of the internal audit examinations.

       The Audit Committee reviewed the audited consolidated financial statements of the Company as of and for the fiscal year ended December 31, 2001 with management and the independent auditors. Management has the responsibility for the preparation of the Company's consolidated financial statements and the independent auditors have the responsibility for the examination of those statements.

       Based on the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission.

       The foregoing report has been approved by all members of the Audit Committee.

                                         The Audit Committee
                                         Richard H. Sonnentag, Chairman
                                         James G. Grosklaus
                                         Samuel K. Skinner

                                PERFORMANCE GRAPH

       The following graph compares the cumulative total shareholder return on the Company's Common Stock for the period beginning December 31, 1996 and ending December 31, 2001, with the cumulative total return of the Standard & Poor's 500 Stock Index ("S&P 500") and the Standard & Poor's Airlines Index ("S&P Airlines Index") with the closing value of each index beginning December 31, 1996 and ending December 31, 2001. The graph assumes investments of $100 on December 31, 1996 in Common Stock of the Company at its closing price of $16.00 per share on December 31, 1996 (as adjusted for the 3-for-2 splits of Common Stock effected on May 28, 1997 and May 27, 1998), and the S&P 500 and the S&P Airlines Indices at their respective December 31, 1996 closing prices. Any dividends are assumed to be reinvested.

                         MIDWEST EXPRESS HOLDINGS, INC.
                           Relative Market Performance
                     December 31, 1996 to December 31, 2001


                               [GRAPHIC OMITTED]

------------------------------------ --------------- ---------------- ---------------- --------------- ---------------- ------------
                                        12/31/96        12/31/97         12/31/98         12/31/99        12/29/00         12/31/01
------------------------------------ --------------- ---------------- ---------------- --------------- ---------------- ------------
Midwest Express Holdings                $100.00           $161.72          $164.45         $199.22         $91.80           $91.25
------------------------------------ --------------- ---------------- ---------------- --------------- ---------------- ------------
S&P Airlines Index (1)                   100.00            168.32           163.16          161.04         240.02           161.55
------------------------------------ --------------- ---------------- ---------------- --------------- ---------------- ------------
S&P 500 Index                            100.00            131.01           165.95          198.35         178.24           154.99
------------------------------------ --------------- ---------------- ---------------- --------------- ---------------- ------------

(1)    The S&P Airlines Index consists of AMR Corporation, Delta Air Lines, Inc., Southwest Airlines Co. and US Airways Group, Inc.

                              INDEPENDENT AUDITORS

       Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte"), served as the Company's independent auditors in 2001. Representatives of Deloitte will be present at the Meeting to respond to appropriate questions and to make a statement if they desire to do so. The Company's independent auditors for 2002 will be formally approved in June 2002.

       Audit Fees

       Deloitte was paid $156,700 for the audit of the Company's consolidated annual financial statements and the review of the Company's unaudited consolidated quarterly financial statements for fiscal year 2001.

       Financial Information Systems Design and Implementation Fees

       Deloitte did not provide financial information systems design and implementation services to the Company in fiscal year 2001.

       All Other Fees

       Deloitte was paid $488,898 (including $52,141 audit-related fees for employee benefit plans, passenger facility charge and INS audits) for all other services to the Company for fiscal year 2001.

       The Audit Committee considered and determined that the independent auditor's provision of non-audit services is compatible with maintaining the independent auditor's independence.

       SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Section 16(a) of the Exchange Act requires the Company's officers and directors to file reports concerning the ownership of Company equity securities with the Securities and Exchange Commission and the Company. The Company has assumed the responsibility of filing required reports on behalf of its officers and directors. The Company believes that, during the year ended December 31, 2001, all of its officers and directors complied with Section 16(a) filing requirements.

                                  OTHER MATTERS

       The Company has filed an Annual Report on Form 10-K with the Securities and Exchange Commission for the year ended December 31, 2001. Pursuant to the rules of the Securities and Exchange Commission, services that deliver the Company's communications to shareholders who hold their stock through a bank, broker or other holder of record may deliver to multiple shareholders sharing the same address a single copy of the Company's 2001 Annual Report on Form 10-K and this proxy statement. Upon written or oral request, the Company will promptly deliver a separate copy of the Company's 2001 Annual Report on Form 10-K to and/or this proxy statement to any shareholder at a shared address to which a single copy of each document was delivered. Shareholders may notify the Company of their requests by calling or writing Midwest Express Holdings, Inc.,
Attention: Investor Relations HQ-14, 6744 South Howell Avenue, Oak Creek, Wisconsin, 53154; (414) 570-3954.

       The cost of solicitation of proxies will be borne by the Company. The Company expects to solicit proxies primarily by mail. Proxies may also be solicited personally and by telephone by certain officers and regular employees of the Company. The Company also reserves the right to retain a proxy solicitor to solicit proxies, in which case the Company will pay the solicitor's fees and expenses. Brokers, nominees and custodians who hold stock in their names and who solicit proxies from the beneficial owners will be reimbursed by the Company for out-of-pocket and reasonable clerical expenses.

       The Board of Directors does not intend to present at the Meeting any matters other than those set forth herein and does not presently know of any other matters that may be presented to the Meeting by others. However, if any other matters should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote said proxy on any such matters in accordance with their best judgment.

       A shareholder who intends to present a shareholder's proposal at the 2003 Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended ("Rule 14a-8") must deliver the proposal to the Company no later than November 21, 2002 if such proposal is to be included in the Company's proxy materials for the 2003 Annual Meeting.

       A shareholder who intends to present business, other than a shareholder's proposal pursuant to Rule 14a-8, at the 2003 Annual Meeting must comply with the requirements set forth in the Company's Bylaws. Among other things, a shareholder must give written notice to the Secretary of the Company not less than 45 days and not more than 70 days prior to the first anniversary of the date on which the Company first mailed its proxy materials for the 2002 Annual Meeting. Therefore, since the Company anticipates mailing its proxy statement on March 22, 2002, the Company must receive notice of a shareholder's intent to present business, other than pursuant to Rule 14a-8, at the 2003 Annual Meeting no sooner than January 11, 2003, and no later than February 5, 2003.

       If the notice is received after February 5, 2003, then the Company is not required to present such proposal at the 2003 Annual Meeting because the notice will be considered untimely. If the Board of Directors chooses to present such a shareholder's proposal submitted after February 5, 2003 at the 2003 Annual Meeting, then the persons named in proxies solicited by the Board of Directors for the 2003 Annual Meeting may exercise discretionary voting power with respect to such proposal.

                                           By Order of the Board of Directors,

                                           /s/ Carol N. Skornicka

                                           Carol N. Skornicka
                                           Senior Vice President-Corporate
                                           Development, Secretary and General
                                           Counsel
Milwaukee, Wisconsin
March 22, 2002

 PLEASE COMPLETE AND SIGN BELOW, DETACH AND RETURN USING THE ENVELOPE PROVIDED




                  MIDWEST EXPRESS HOLDINGS, INC. ANNUAL MEETING
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

1.   ELECTION OF DIRECTORS:

     01 - Timothy E. Hoeksema   [ ] FOR all nominees    [ ] WITHHOLD AUTHORITY
     02 - James G. Grosklaus        listed to the           to vote for all
     03 - Ulice Payne, Jr.          left (except as         nominees listed to
     04 - David H. Treitel          specified below).       the left.


(Instructions:  To withhold authority     --------------------------------------
to vote for any indicated nominee,
write the number(s) of the nominee(s)
in the box provided to the right).        --------------------------------------

2. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     Date
          ----------------------

Check appropriate box
Indicate changes below:

[ ]  Address Change?      [ ]  Name Change?

[ ] Please check this                                  NO. OF SHARES
    box if you plan to
    attend the Annual
    Meeting. Number of
    persons attending:                    --------------------------------------
    _______________

                                          --------------------------------------
                                          Signature(s) In Box
                                          Please sign exactly as your name
                                          appears on your stock certificate as
                                          shown directly to the left. Joint
                                          owners should each sign personally. A
                                          corporation should sign in full
                                          corporate name by duly authorized
                                          officers. When signing as attorney,
                                          executor, administrator, trustee or
                                          guardian, please give full title as
                                          such.

                      2002 ANNUAL MEETING OF SHAREHOLDERS
                         MIDWEST EXPRESS HOLDINGS, INC.










                      PLEASE COMPLETE AND SIGN ON REVERSE,
                 DETACH AND RETURN USING THE ENVELOPE PROVIDED






                                      PROXY
                      2002 ANNUAL MEETING OF SHAREHOLDERS
                         MIDWEST EXPRESS HOLDINGS, INC.



     The undersigned does hereby constitute and appoint Timothy E. Hoeksema and Carol N. Skornicka, or either of them, as proxies for the undersigned at the Annual Meeting of Shareholders of Midwest Express Holdings, Inc. to be held on Wednesday, April 24, 2002, at the Clarion Hotel Airport, 5311 South Howell Avenue, Milwaukee, Wisconsin, at 10:00 a.m., local time, and any adjournments or postponements thereof, to vote thereat the shares of stock held by the undersigned as fully and with the same effect as the undersigned might or could do if personally present at said Annual Meeting or any adjournments or postponements thereof, hereby revoking any other Proxy heretofore executed by the undersigned for such Annual Meeting. The undersigned acknowledges receipt of the notice of Annual Meeting of Shareholders and the Proxy Statement.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, then the Proxy will be voted FOR the election of the nominees listed.


                           (SEE REVERSE SIDE TO VOTE)

 PLEASE COMPLETE AND SIGN BELOW, DETACH AND RETURN USING THE ENVELOPE PROVIDED





                            SAVINGS & INCENTIVE PLAN
                  MIDWEST EXPRESS HOLDINGS, INC. ANNUAL MEETING
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

1.   ELECTION OF DIRECTORS:

     01 - Timothy E. Hoeksema   [ ] FOR all nominees    [ ] WITHHOLD AUTHORITY
     02 - James G. Grosklaus        listed to the           to vote for all
     03 - Ulice Payne, Jr.          left (except as         nominees listed to
     04 - David H. Treitel          specified below).       the left.


(Instructions:  To withhold authority     --------------------------------------
to vote for any indicated nominee,
write the number(s) of the nominee(s)
in the box provided to the right).        --------------------------------------

2. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     Date
          ----------------------

Check appropriate box
Indicate changes below:

[ ]  Address Change?      [ ]  Name Change?

[ ] Please check this                                  NO. OF SHARES
    box if you plan to
    attend the Annual
    Meeting. Number of
    persons attending:                    --------------------------------------
    _______________

                                          --------------------------------------
                                          Signature(s) In Box
                                          Please sign exactly as your name
                                          appears on your stock certificate as
                                          shown directly to the left. Joint
                                          owners should each sign personally. A
                                          corporation should sign in full
                                          corporate name by duly authorized
                                          officers. When signing as attorney,
                                          executor, administrator, trustee or
                                          guardian, please give full title as
                                          such.

                      2002 ANNUAL MEETING OF SHAREHOLDERS
                         MIDWEST EXPRESS HOLDINGS, INC.










                      PLEASE COMPLETE AND SIGN ON REVERSE,
                 DETACH AND RETURN USING THE ENVELOPE PROVIDED






                                      PROXY
                      2002 ANNUAL MEETING OF SHAREHOLDERS
                         MIDWEST EXPRESS HOLDINGS, INC.



     The undersigned does hereby constitute and appoint Timothy E. Hoeksema and Carol N. Skornicka, or either of them, as proxies for the undersigned at the Annual Meeting of Shareholders of Midwest Express Holdings, Inc. to be held on Wednesday, April 24, 2002, at the Clarion Hotel Airport, 5311 South Howell Avenue, Milwaukee, Wisconsin, at 10:00 a.m., local time, and any adjournments or postponements thereof, to vote thereat the shares of stock held by the undersigned as fully and with the same effect as the undersigned might or could do if personally present at said Annual Meeting or any adjournments or postponements thereof, hereby revoking any other Proxy heretofore executed by the undersigned for such Annual Meeting. The undersigned acknowledges receipt of the notice of Annual Meeting of Shareholders and the Proxy Statement.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, then the Proxy will be voted FOR the election of the nominees listed.


                           (SEE REVERSE SIDE TO VOTE)